UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 5, 2025
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
1.375% Notes due 2025	JCI25A	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
5.500% Senior Notes due 2029	JCI29	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
3.125% Senior Notes due 2033	JCI33	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.    Results of Operations and Financial Condition.

On February 5, 2025, Johnson Controls International plc (the "Company") issued a press release containing information about the Company’s results of operations for the three months ended December 31, 2024. A copy of this press release is furnished as Exhibit 99.1 and incorporated by reference in this Item 2.02.

Item 7.01.    Regulation FD Disclosure.

On February 5, 2025, the Company issued a press release announcing that Joakim Weidemanis will serve as the next Chief Executive Officer of the Company, effective March 12, 2025 following the Company’s 2025 Annual General Meeting of Shareholders. A copy of the press release announcing the appointment of Mr. Weidemanis is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information contained in this Item 7.01, including the accompanying Exhibit 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued by Johnson Controls International plc, dated February 5, 2025, relating to the Company’s results of operations.

99.2	Press release issued by Johnson Controls International plc, dated February 5, 2025, relating to the Company’s Chief Executive Officer succession.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: February 5, 2025	By:	/s/ Daniel C. McConeghy
		Name:	Daniel C. McConeghy
		Title:	Vice President and Chief Accounting and Tax Officer